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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2008

                            Petrol Oil and Gas, Inc.
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             (Exact name of registrant as specified in its charter)

            Nevada                    0-3009                     90-0066187
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(State or other jurisdiction of    (Commission               (I.R.S. Employer
        incorporation)             File Number)              Identification No.)

                          11020 King Street, Suite 375
                              Overland Park, Kansas                 66210
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                     (Address of principal executive office)      (Zip Code)

                                 (913) 323-4925
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events

     On April 30, 2008, Petrol Oil and Gas, Inc., Neodesha Pipeline, Inc. and Coal Creek Pipeline, Inc. (collectively, "Petrol") entered into a Foreclosure-Related Agreement (the "Agreement") with LV Administrative Services, Inc. ("LV"), administrative and collateral agent for Laurus Master Fund, Ltd. ("Laurus"), Valens Offshore SPV I, Ltd. ("Valens Offshore"), Valens U.S. SPV I, LLC ("Valens US"), Calliope Capital Corporation ("Calliope") and Pallas Production Corp. ("Pallas", and together with, Laurus, Valens Offshore, Valens US and Calliope, the "Holders").

     On December 17, 2008, the Holders foreclosed on the Neodesha Collateral. After the sale of the Neodesha Collateral, Petrol was released by LV and the Holders of all remaining amounts owed or claims they may have, and the Holders have reassigned to Petrol their overriding royalty interests in the mineral leases located at Petrol's Coal Creek Project. Additionally, Petrol has canceled all outstanding warrants for purchases of securities issued to Holders in connection with the Outstanding Obligations and replaced them with warrants to purchase 1,000,000 shares of common stock at an initial exercise price of $0.20 per share.

Item 9.01         Financial Statements and Exhibits.

      4.1      Common Stock Purchase Warrant.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PETROL OIL AND GAS, INC.


                                            By:  /s/  Loren W. Moll
                                               --------------------------------
                                                      Loren W. Moll
                                                      President and
                                                      Chief Executive Officer

Date:    December 23, 2008